                                   EXHIBIT 10

                       AMENDMENT TO MANAGEMENT AGREEMENTS



     This Amendment to Management Agreements is executed as of November 13, 1995, by and among Public Storage Management, Inc. ("PSMI"), Storage Equities, Inc. ("SEI") and each of the entities whose name appears on the signature pages hereof under the designation "Owners" (collectively, the "Owners" and individually, an "Owner").

     A. At various dates between May 1976 and May 1978, PSMI and each of the Owners entered into Management Agreements (collectively, the "Management Agreements") providing for the management by PSMI of the mini-warehouses owned by the Owners and monthly payments of management fees equal to 6% of the gross revenues generated by Owners' mini-warehouses.

     B. SEI and PSMI have entered into an Agreement and Plan of Reorganization dated as of June 30, 1995 pursuant to which PSMI would be merged with and into SEI. Upon completion of the merger, SEI will manage the mini-warehouses owned by the Owners.

     C. The general partners of the Owners believe that the Owners' prepayment of management fees on the terms set forth in this Amendment is financially beneficial to the Owners, and the parties hereto desire to modify each of the Management Agreements to provide for such prepayment.


     Now, therefore, the parties agree as follows:

     1. The following shall be added as the last two sentences of the first paragraph of Section 4 of each of the Management Agreements:

          "Upon demand from SEI or PSMI made prior to December 15, 1995, each of the Owners agrees to pay within 15 days after such demand in advance up to 12 months of management fees discounted at the rate of 14% per year (based on the management fees for the comparable period during the calendar year immediately preceding such prepayment). The property manager shall be deemed to have earned such prepayments at the time of payment thereof, and Owners shall not be entitled to a return of such prepayment, or any portion thereof, under any circumstances. In addition, the property manager shall not be entitled to any further or additional payment of management fees for a period with respect to which a prepayment is made hereunder because the actual gross revenues for such period would have resulted in a higher management fee had such prepayment not been made."

     2. Other than as set forth in this Amendment, all of the provisions contained in each of the Management Agreements are hereby ratified and approved.

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     In witness whereof, the undersigned have executed this Amendment, as of the day and year first above written.

                                         "PSMI"

                                         PUBLIC STORAGE MANAGEMENT, INC.



                                         By:  /s/ Ronald L. Havner, Jr.
                                              -------------------------
                                              Ronald L. Havner, Jr.,
                                              Vice President

                                         "SEI"

                                         STORAGE EQUITIES, INC.



                                         By:  /s/ B. Wayne Hughes
                                              -------------------
                                              B. Wayne Hughes,
                                              Chairman of the Board

                                         "Owners"

                                         PUBLIC STORAGE PARTNERS, LTD.

                                         By:  Public Storage, Inc.
                                              General Partner



                                            By:  /s/ Ronald L. Havner, Jr.
                                                 -------------------------
                                                 Ronald L. Havner, Jr.,
                                                 Vice President

                                         PUBLIC STORAGE PARTNERS II, LTD.

                                         By:  Public Storage, Inc.
                                              General Partner



                                            By:  /s/ Ronald L. Havner, Jr.
                                                 -------------------------
                                                 Ronald L. Havner, Jr.,
                                                 Vice President


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                                         PUBLIC STORAGE PROPERTIES, LTD.

                                         By:  Public Storage, Inc.
                                              General Partner



                                            By:  /s/ Ronald L. Havner, Jr.
                                                 -------------------------
                                                 Ronald L. Havner, Jr.,
                                                 Vice President


                                         PUBLIC STORAGE PROPERTIES IV, LTD.

                                         By:  Public Storage, Inc.
                                              General Partner



                                            By:  /s/ Ronald L. Havner, Jr.
                                                 -------------------------
                                                 Ronald L. Havner, Jr.,
                                                 Vice President


                                         PUBLIC STORAGE PROPERTIES V, LTD.

                                         By:  Public Storage, Inc.
                                              General Partner



                                            By:  /s/ Ronald L. Havner, Jr.
                                                 -------------------------
                                                 Ronald L. Havner, Jr.,
                                                 Vice President

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